EXHIBIT 21


                        SUBSIDIARIES OF THE REGISTRANT

   The following list indicates principal subsidiaries and affiliates of CBI by business segment, consisting of Contracting Services, Investments and Industrial Gases.

                                                            Jurisdiction in
                                                          which Incorporated
   Subsidiary or Affiliate                                   or Organized
   -----------------------                                ------------------
CHI BRIDGE HOLDINGS, INC.                                 Delaware

   Contracting Services
   CHICAGO BRIDGE & IRON COMPANY                          Delaware
     CBI NA-CON, INC.                                     Texas
     CBI SERVICES, INC.                                   Delaware
     CBI WALKER, INC.                                     Delaware
     CHICAGO BRIDGE & IRON COMPANY                        Illinois
       ARABIAN CBI TANK MANUFACTURING CO. LTD.            Saudi Arabia
       CBI COMPANY LTD.                                   Delaware
       CBI CONSTRUCTORS PTY. LTD.                         Australia
       CBI CONSTRUCTORS S.A. (PTY.) LTD.                  South Africa
       CBI EASTERN ANSTALT                                Liechtenstein
         OASIS SUPPLY COMPANY ANSTALT                     Liechtenstein
       CBI HOLDINGS U.K. LIMITED                          United Kingdom
         CBI CONSTRUCTORS LIMITED                         United Kingdom
       CBI (MALAYSIA) SDN. BHD.                           Malaysia
       CBI OVERSEAS, INC.                                 Delaware
       CBI (PHILIPPINES) INC.                             Philippines
       CBI VENEZOLANA, S.A.                               Venezuela
       HORTON CBI, LIMITED                                Canada
         HORTON SERVICES, INC.                            Canada
       P.T. CBI INDONESIA *                               Indonesia
       TANKSTORE PTE. LTD. *                              Singapore
     CHICAGO BRIDGE & IRON COMPANY (DELAWARE)             Delaware
     CHICAGO BRIDGE & IRON TECHNICAL SERVICES COMPANY     Delaware
     COOPERHEAT, INC.                                     New Jersey
     ERSHIGS, INC.                                        Washington
     FIBRE MAKING PROCESSES, INC.                         Illinois
       FMP/RAUMA COMPANY                                  Alabama
     INDELCO INC.                                         Delaware
     MQS INSPECTION, INC.                                 Delaware

   Investments
   CBI INVESTMENTS, INC.                                  Delaware
     FAIRMAC REALTY CORP.                                 Delaware
     IBIS INVESTMENTS, INC.                               Delaware
     PETROTERMINAL DE PANAMA, S.A. *                      Panama
     STATIA TERMINALS N.V.                                Netherlands Antilles
       STATIA CHANDLERS, N.V.                             Netherlands Antilles
     STATIA TERMINALS SOUTHWEST, INC.                     Texas
     STATIA TERMINALS, INC.                               Delaware
       STATIA POINT TUPPER CORPORATION                    Delaware
         STATIA TERMINALS POINT TUPPER, INC.              Nova Scotia













                                                                 EXHIBIT 21
                                                                 (Continued)

                                                              Jurisdiction in
                                                            which Incorporated
   Subsidiary or Affiliate                                     or Organized
   -----------------------                                  ------------------
Industrial Gases
L C INDUSTRIES, INC.                                        Delaware
   LIQUID CARBONIC INDUSTRIES CORPORATION                   Delaware
     LIQUID CARBONIC CORPORATION                            Delaware
       AGRO-FOREST, S.A. *                                  Chile
       AGRO-LIQUID LIMITADA *                               Chile
       ARFIN, S.A.                                          Argentina
         JUAN B. PEZZA, S.A.                                Argentina
         FRIO INDUSTRIAS ARG. S.A.                          Argentina
       FRIENDSHIP OXYGEN, LTD. *                            Guyana
       GAZ INDUSTRIELS ASSOCIES, S.A. *                     Haiti
       GROUPO INDUSTRIAL LIQUID S.A. de C.V.                Mexico
         LIQUID QUIMICA MEXICANA, S.A.                      Mexico
       HIELOGAS, S.A. *                                     Uruguay
       JAMAICA OXYGEN & ACETYLENE, LTD. *                   Jamaica
       KARBOGAZ, A.S. *                                     Turkey
       KOREA LIQUID CARBONIC COMPANY, LTD. *                Korea
       LIQUID CARBONIC ARGENTINA S.A.I.C.                   Argentina
         CARBONATOS ANDINOS, S.A.                           Argentina
         CBI ARGENTINA, S.A.                                Argentina
         NOVADATA PARAGUAY, S.A.                            Paraguay
       LIQUID CARBONIC BARBADOS, LTD. *                     Barbados
       LIQUID CARBONIC BELIZE, LTD.                         Belize
       LIQUID CARBONIC DE BOLIVIA, S.A.                     Bolivia
       LIQUID CARBONIC DE CHILE, S.A.I.C.                   Chile
       LIQUID CARBONIC DE ESPANA, S.A.                      Spain
       LIQUID CARBONIC DE MEXICO, S.A. de C.V.              Mexico
         PRODUCTS ESPECIALES QUIMICOS, S.A.                 Mexico
       LIQUID CARBONIC DEL PERU, S.A.                       Peru
       LIQUID CARBONIC ENGINEERING SERVICES *               Trinidad
       LIQUID CARBONIC, INC.                                Canada
         BURROWS MEDICAL OXYGEN, LTD.                       Canada
         LIQUID CARBONIC INDUSTRIAS, S.A.                   Brazil
           CARBORIO INDUSTRIA E. COMERCIO, LTA.             Brazil
           LIQUID QUIMICA, S.A.                             Brazil
           QUIMICA INDUSTRIAL BARRA DO PIRAI S.A.           Brazil
             PULVER DO NORDESTE LTDA.                       Brazil
               EMPRESA DE MINERACAO MARUIM LTDA.            Brazil
       LIQUID CARBONIC POLSKA, SP.ZO.O                      Poland
       LIQUID CARBONIC THAILAND COMPANY, LTD.               Thailand
       LIQUID CARBONIC VENEZOLANA, S.A.                     Venezuela
         EQUIPOS LIQUID, S.A.                               Venezuela
         LIQUIDOX VENEZOLANA, S.A.                          Venezuela
       LIQUID CARBONIC WEST INDIES *                        Trinidad
         INDUSTRIAL GASES, LTD. *                           Trinidad
       LIQUID CARBONICO COLOMBIANA, S.A.                    Colombia
       MITSUI TOATSU LIQUID CARBONIC, INC. *                Japan
       ORGANOQUIMICA, S.A.                                  Colombia
       WALL CHEMICALS, INC.                                 Illinois
     LIQUID CARBONIC OF OKLAHOMA, INC.                      Oklahoma
       OKLAHOMA CO2 PARTNERSHIP *                           Oklahoma

* These companies are accounted for in the financial statements on the equity method.

CBI has a number of subsidiaries and affiliates not listed above. Those not listed, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.